UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange
Act of 1934

Date of Report (Date of Earliest Event Reported):
January 8, 2010

MEASUREMENT SPECIALTIES, INC.
(Exact name of registrant as specified in its charter)

New Jersey	1-11906	22-2378738
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1000 Lucas Way, Hampton, VA 23666
(Address of principal executive offices) (Zip Code)

(757) 766-1500
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e- 4(c))

Item 2.02.   Results of Operations and Financial Condition.

On January 8, 2010, Measurement Specialties, Inc. (the “Company”) issued a press release announcing that Frank Guidone, President and Chief Executive Officer of the Company, and Mark Thomson, Chief Financial Officer of the Company, will make presentations discussing the Company at the three following investor conferences in New York City, New York, during the week of January 11, 2010:

•	The Sidoti & Company “First 2010 Micro Cap Conference” on January 11, 2010 at the Grand Hyatt Hotel
•	The “12th Annual Needham Growth Stock Conference” on January 12th at the New York Palace Hotel
•	The CJS Securities “10th Annual “New Ideas for the New Year’ Conference” on January 14th at the Four Seasons hotel.

The press release is furnished hereto as Exhibit 99.1 and the slides to be used in the presentation are furnished hereto as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 7.01.  Regulation FD Disclosure.

The information set forth in Item 2.02 above is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release issued by Measurement Specialties, Inc., dated January 8, 2010.

99.2 Slides to be used in the Company’s presentations during the week of January 11, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Measurement Specialties, Inc.
(Registrant)

/s/ Mark Thomson
Mark Thomson
Chief Financial Officer

Date: January 8, 2010